                                EXHIBIT 10.53

                                AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                               GUARANTY AGREEMENT


   This Amendment No. 1 to Amended and Restated Guaranty Agreement (this "Amendment"), made as of the 16th day of May, 1994, among RISER FOODS, INC., a Delaware corporation (herein the "Guarantor"), the Banks (as hereinafter defined), and SOCIETY NATIONAL BANK, as agent for the Banks (herein the "Agent"),

                                  WITNESSETH:
                                  -----------
   WHEREAS, the Guarantor has executed and delivered to the financial institutions which are a party to the Credit Agreements (as defined below) (the "Banks"), that certain Amended and Restated Guaranty Agreement, dated as of May 27, 1993 (the "Guaranty Agreement"), pursuant to which the Guarantor unconditionally guaranteed the payment of all of the Obligations (as defined in the Guaranty Agreement); and

   WHEREAS, Rini-Rego Supermarkets, Inc. (formerly known as Fisher Foods, Inc.), an Ohio corporation ("Rini-Rego"), the Banks and the Agent have entered into that certain Amended and Restated Credit Agreement, dated as of May 27, 1993, as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement (the "Amendment No. 1"), dated as of the date hereof (the "Rini-Rego Agreement"), pursuant to which the Banks have made certain financial accommodations available to Rini-Rego; and

   WHEREAS, American Seaway Foods, Inc., an Ohio corporation ("American"), the Banks and the Agent have entered into that certain Amended and Restated Credit Agreement, dated as of May 27, 1993 (the "American Agreement" and, together with the Rini-Rego Agreement, the "Credit Agreements");

   WHEREAS, the Banks which are signatories hereto constitute Majority Banks for the purpose of amending the Guaranty Agreement pursuant to Section 8.22 of the American Agreement and Section 8.21 of the Rini-Rego Agreement;

   WHEREAS, the Guarantor, the Banks and the Agent desire further to amend the Guaranty Agreement as set forth herein;

   NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Guarantor, the Banks and the Agent do hereby agree as follows:

                           SECTION 1.  DEFINED TERMS.
                           --------------------------
   Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Guaranty Agreement.

              SECTION 2.  AMENDMENTS TO THE GUARANTY AGREEMENT.
              -------------------------------------------------
   The Guarantor, the Banks and the Agent hereby agree that Section 14 of the Guaranty Agreement shall be amended, effective as of the date hereof and subject to the terms and conditions hereof, as follows:

          AMENDMENT TO SECTION 14. Section 14 shall be amended to delete the definitions of "Consolidated Net Income" and "MetLife Agreement" each in its entirety to substitute in lieu thereof the following:

   "CONSOLIDATED NET INCOME" means, for any period, the aggregate net income of the Guarantor and its Subsidiaries for such period (after taxes and after extraordinary items, but without giving effect to any gain from any re-appraisal or write-up of any asset after December 31, 1992), as determined on a consolidated basis in accordance with generally accepted accounting principles; PROVIDED, HOWEVER, that, solely with respect to the Fiscal Quarter of the Guarantor ending October 23, 1993, the "Consolidated Net Income" of the Guarantor shall be calculated giving effect to the Guarantor's adoption of Statement of Financial Accounting Standard No. 109.

   "METLIFE AGREEMENT" means each loan and security agreement, each in form and substance reasonably satisfactory to the Agent and the Majority Banks, entered into between Rini-Rego and MetLife Capital Corporation evidencing indebtedness in the aggregate principal amount not to exceed Six Million Dollars ($6,000,000), pursuant to which Rini-Rego will finance the purchase of Capital Expenditures.

                 SECTION 3.  REPRESENTATIONS AND WARRANTIES.
                 -------------------------------------------
   The Guarantor hereby represents and warrants to the Banks and the Agent as follows:

   3.1 THE AMENDMENT. This Amendment has been duly and validly executed by an authorized executive officer of the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

   3.2 GUARANTY AGREEMENT. The Guaranty Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms. The Guarantor hereby ratifies and confirms the Guaranty Agreement, as amended by this Amendment.

   3.3 NONWAIVER. The execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver
(i) of any right, power or remedy of the Banks or the Agent under the Guaranty Agreement, nor (ii) of any term, provision, representation, warranty or covenant contained in the Guaranty Agreement or any other documentation executed in connection therewith. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Default or Event of Default under the Guaranty Agreement as amended by this Amendment.

   3.4 REFERENCE TO AND EFFECT ON THE GUARANTY AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Guaranty Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Guaranty Agreement, as amended hereby and each reference to the Guaranty Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Guaranty Agreement shall mean and be a reference to the Guaranty Agreement, as amended by this Amendment.

              SECTION 4.  CONDITIONS PRECEDENT TO EFFECTIVENESS
              -------------------------------------------------
                           OF THIS AMENDMENT NO. 1.
                           ------------------------
   In addition to all of the other conditions and agreements set forth herein, the effectiveness of this Amendment is subject to the following conditions precedent:

   4.1 THE AMENDMENT. The Banks and the Agent shall have received this Amendment No. 1 to Amended and Restated Guaranty Agreement, executed and delivered by a duly authorized officer of the Guarantor.

   4.2 AMENDMENT NO. 1 TO RINI-REGO AGREEMENT. The Banks and the Agent shall have received an Amendment No. 1 to Amended and Restated Credit Agreement from Rini-Rego, executed and delivered by a duly authorized officer of Rini-Rego, and all of the respective conditions precedent to such Amendment shall have been satisfied.

   4.3 ACKNOWLEDGEMENT OF BORROWERS. The Banks and the Agent shall have received the Acknowledgement of Borrowers attached to this Amendment, executed and delivered by a duly authorized officer of each of Rini-Rego and American Seaway Foods, Inc.

   4.4 GUARANTOR'S CERTIFICATE. The Banks and the Agent shall have received a certificate, in form and substance satisfactory to the Agent, executed for and on behalf of the Guarantor by the Chief Executive Officer and the Secretary of the Guarantor and dated as of the date of this Amendment, certifying (i) the Director's Resolutions of the Guarantor, authorizing this Amendment, and each document or other instrument executed in connection with the Amendment, (ii) the names and signatures of the officers of the Guarantor, and (iii) compliance by the Guarantor with all representations, warranties, covenants and conditions under the Guaranty, as amended by this Amendment.

   4.5 OTHER DOCUMENTS. The Banks and the Agent shall have received each additional document, instrument or piece of information reasonably requested by the Agent, including, without limitation, any financing statements as may be necessary to continue the perfection of the security interests created by the Security Agreements.

                          SECTION 5.  MISCELLANEOUS.
                          --------------------------
   5.1 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

   5.2 SEVERABILITY. In the event any provision of this Amendment should be invalid, the validity of the other provisions hereof and of the Guaranty Agreement shall not be affected thereby.

   5.3 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

   IN WITNESS WHEREOF, the Guarantor has caused this Amendment No. 1 to Amended and Restated Guaranty Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

                                 RISER FOODS, INC.

                                /s/ Ronald W. Ocasek
                                -----------------------------------
                                By: Ronald W. Ocasek
                                   --------------------------------
                                Title: Senior V.P., CFO & Treasurer
                                      -----------------------------




ACCEPTED AND AGREED as of this
 16 day of May, 1994:
- - ---

SOCIETY NATIONAL BANK, as a Bank and as Agent
/s/ Todd B. Boney
- - -------------------------------
By: Todd B. Boney
   ----------------------------
Title: Vice President
      -------------------------

NATIONAL CITY BANK, as a Bank
/s/ Terry Wolford
- - -------------------------------
By: Terry Wolford
   ----------------------------
Title: Vice President
      -------------------------

NBD BANK, N.A., as a Bank
_______________________________
By:____________________________
Its:___________________________

PNC BANK, NATIONAL ASSOCIATION

_______________________________
By:____________________________
Title:_________________________


STAR BANK, N.A.


_______________________________
By:____________________________
Its:___________________________

                          ACKNOWLEDGEMENT OF BORROWERS
                          ----------------------------

   Each of the undersigned, RINI-REGO SUPERMARKETS, INC. (formerly known as Fisher Foods, Inc.), and AMERICAN SEAWAY FOODS, INC. (formerly known as Heritage Wholesalers, Inc.), each of which being a borrower of certain sums from the Banks under the Agreements (as defined in the Guaranty Agreement), hereby acknowledges and agrees to the terms of the foregoing Amendment No. 1 to Amended and Restated Guaranty Agreement. Each of the undersigned represents and warrants to the Banks and the Agent that the respective Agreements (as amended), executed and delivered by each of the undersigned, each dated as of May 27, 1993, remain the valid and binding obligations of each of the undersigned, respectively, enforceable against it in accordance with their terms.



                               RINI-REGO SUPERMARKETS, INC. (formerly known as Fisher Foods, Inc.)

                               By: /s/ Ronald W. Ocasek
                                  ------------------------------
                               Title: CFO & Treasurer
                                     ---------------------------

                               AMERICAN SEAWAY FOODS, INC. (formerly
                               known as Heritage Wholesalers, Inc.)

                               By: /s/ Ronald W. Ocasek
                                  ------------------------------
                               Title: CFO & Treasurer
                                     ---------------------------



Executed:  May 16, 1994
               --